Exhibit 4.9

APN#: 161-17-101-019, 138-36-701-021 &
022, 162-03-301-004 through 009; 010; 011;
264-13-601-001 & 002; 021; 022; 138-36-712-
023; 138-36-701-001; 138-36-802-002; 003;
161-17-101-019; 161-17-202-002; 003; 004;
162-03-301-012; 013; 015; 016; 162-03-401-
002; 162-04-710-041; 042; 052 through 055-051
Tax Mailing Address:
W2007/ACEP Holdings, LLC
c/o Goldman Sachs & Co.
85 Broad Street
New York, New York 10004
Attention: Whitehall Chief Financial Officer

WHEN RECORDED RETURN TO:
Elaine Wang, Esq.
Latham & Watkins LLP
885 Third Avenue
New York, New York 10022
DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT
AND FIXTURE FILING
          This Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (as amended, supplemented, modified or replaced from time to time, this “Deed of Trust”) is made and dated as of August 14, 2009, by and among W2007 Stratosphere Propco, L.P. (formerly known as W2007 Stratosphere Propco, L.L.C.), W2007 Stratosphere Land Propco, L.P. (formerly known as W2007 Stratosphere Land Propco, L.L.C.), W2007 Aquarius Propco, L.P. (formerly known as W2007 Aquarius Propco, L.L.C.), W2007 Arizona Charlie’s Propco, L.P. (formerly known as W2007 Arizona Charlie’s Propco, L.L.C.), W2007 Fresca Propco, L.P. (formerly known as W2007 Fresca Propco, L.L.C.), each a Delaware limited partnership (collectively, jointly and severally, together with their permitted successors and permitted assigns, “Grantor”), whose address for all purposes hereunder is c/o Whitehall Street Global Real Estate Limited Partnership 2007, c/o Goldman Sachs & Co., 85 Broad Street, New York, New York 10004, to Fidelity National Title Agency of Nevada, Inc., a Nevada corporation

(together with its permitted successors and permitted assigns, the “Trustee”), whose address for all purposes hereunder is 500 N. Rainbow, #100, Las Vegas, Nevada 89107, for the benefit of The Bank of New York Mellon, a New York banking corporation whose mailing address for all purposes hereunder is 101 Barclay St., 4E, New York, NY 10286, solely in its capacity as collateral trustee for the benefit of the Secured Parties (together with its successors and assigns, “Collateral Trustee” or “Beneficiary”).
ARTICLE 1
DEFINITIONS
          Section 1.1 Definitions. As used herein, the following terms shall have the following meanings:
          “Collateral Trust Agreement”: The Collateral Trust Agreement, dated as of the date hereof, among the Issuers, the Guarantors and The Bank of New York Mellon, as trustee under the Indenture and as Collateral Trustee, as the same may be replaced, amended, supplemented, extended or otherwise modified from time to time.
          “Indenture”: The Indenture, dated as of the date hereof, by and among the Issuers, the Guarantors, and The Bank of New York Mellon, as trustee, as the same may be replaced, amended, supplemented, extended or otherwise modified from time to time.
          “Secured Debt”: Has the meaning set forth in the Collateral Trust Agreement.
          “Secured Debt Documents”: Has the meaning set forth in the Collateral Trust Agreement.
          “Secured Debt Obligations”: Has the meaning set forth in the Collateral Trust Agreement.
          “Secured Parties”: Has the meaning set forth in the Collateral Trust Agreement.
          “Permitted Liens”: The Permitted Liens, as defined in the Indenture or other relevant Secured Debt Document, as applicable.
          “Property”: All of the following, or any interest therein (whether now owned or hereafter acquired):
     (1) the real property described in Exhibit A attached hereto and made a part hereof, together with any greater estate therein as hereafter may be acquired by Grantor (the “Land”),

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     (2) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the “Improvements”),
     (3) all right, title and interest of Grantor in and to all materials, machinery, supplies, equipment, fixtures, apparatus and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, including, without limitation, any and all partitions, dynamos, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, plumbing, lighting, communications and elevator fixtures, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery and equipment, disposals, dishwashers, furniture, refrigerators and ranges, securities systems, art work, recreational and pool equipment and facilities of all kinds, water, gas, electrical, storm and sanitary sewer facilities of all kinds, and all other utilities whether or not situated in easements together with all accessions, replacements, betterments and substitutions for any of the foregoing (the “Fixtures”),
     (4) subject to the terms of the Secured Debt Documents, all leasehold estates, leases, subleases, sub-subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect and every modification, amendment or other agreement relating thereto, including every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto) which grant a possessory interest in, or the right to use or occupy, all or any part of the Land and/or Improvements, together with all related security and other deposits (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the “Leases”),
     (5) subject to the revocable licenses in favor of Grantor contained in Section 4.2 hereof, all right, title and interest of Grantor in and to all of the rents, revenues, income, proceeds, issues, profits (including all oil or gas or other mineral royalties and bonuses), security and other types of deposits, and other benefits paid or payable and to become due or payable by parties to the Leases other than Grantor for using, leasing, licensing, possessing, occupying, operating from, residing in, selling or otherwise enjoying any portion or portions of the Land and/or Improvements (the “Rents”),
     (6) all right, title and interest of Grantor in and to all rights, privileges, titles, interests, liberties, tenements, hereditaments, rights-of-way, easements, sewer rights, water, water courses, water rights and powers, air rights and development rights, licenses, permits and construction and equipment warranties, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, underground vaults, passages, strips or gores of land adjoining the Land or any part thereof,

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     (7) all accessions, replacements, renewals, additions and substitutions for any of the foregoing and all proceeds thereof,
     (8) all right, title and interest of Grantor in and to all mineral, riparian, littoral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Land and/or Improvements,
     (9) subject to the terms of the Secured Debt Documents, all of Grantor’s right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements or Fixtures, and
     (10) all after-acquired title to or remainder or reversion in any of the property (or any portion thereof) described herein.
          “UCC”: The Uniform Commercial Code of the state in which the Property is located or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than the state in which the Property is located then, as to the matter in question, the Uniform Commercial Code in effect in that state.
          Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Indenture.
ARTICLE 2
HABENDUM
          Section 2.1 Grant. To secure the full and timely payment of the Secured Debt and the full and timely performance of the Secured Debt Obligations, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor HAS MORTGAGED, GIVEN, GRANTED, BARGAINED, SOLD, TRANSFERRED, WARRANTED, PLEDGED, ASSIGNED and CONVEYED, and does hereby MORTGAGE, GIVE, GRANT, BARGAIN, SELL, TRANSFER, WARRANT, PLEDGE, ASSIGN, GRANT A SECURITY INTEREST IN and CONVEY to Trustee, IN TRUST, WITH POWER OF SALE, its heirs, successors and assigns, the Property, TO HAVE AND TO HOLD all of the Property unto and to Trustee, its heirs, successors and assigns, IN TRUST WITH POWER OF SALE, for the use and benefit of the Secured Parties and Beneficiary (solely as collateral trustee for and on behalf of the Secured Parties), their heirs, successors and assigns in fee simple forever, and Grantor does hereby bind itself, its heirs, successors and assigns to WARRANT AND FOREVER DEFEND the title to the Property unto the Secured Parties, Beneficiary (solely as collateral trustee for and on behalf of the Secured Parties) and Trustee and their heirs, successors and assigns.

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          THIS CONVEYANCE IS MADE IN TRUST, that if Grantor shall pay and perform or cause to be paid and performed all of the Secured Debt and Secured Debt Obligations in accordance with the terms of the Secured Debt Documents, then this conveyance shall be null and void and may be canceled of record at the request and cost of Grantor, which cost Grantor hereby agrees to pay; provided, however, that if, at any time, there shall be any Event of Default then Beneficiary (solely as collateral trustee for and on behalf of the Secured Parties) in accordance with the Collateral Trust Agreement and Trustee shall be entitled to exercise the remedies set forth in Article 3 below.
          The maximum amount secured by this Deed of Trust shall be $395,000,000.00, which amount includes the Notes in the maximum principal amount of $375,000,000.00 and any other Secured Debt of up to a maximum principal amount of $20,000,000.00 at any time outstanding and such Secured Debt recites that it is secured by this Deed of Trust. All parties acknowledge and agree that the additional Secured Debt may be future advances governed by NRS. 106.300 through NRS 106.400 inclusive. All such advances are obligatory advances subject to the terms of the Secured Debt.
ARTICLE 3
DEFAULT AND FORECLOSURE
          Section 3.1 Remedies. If an Event of Default exists and is continuing, Trustee may, for and on behalf of Beneficiary and/or the Secured Parties, Trustee or otherwise, take such action permitted at law or in equity, without notice or demand (except as explicitly provided in the Secured Debt Documents), as it deems advisable to protect and enforce its rights against Grantor and to the Property, including but not limited to, any or all of the following rights, remedies and recourses each of which may be pursued concurrently or otherwise, at such time and in such order as Beneficiary may determine without impairing or otherwise affecting the other rights and remedies of the Secured Parties:
          (a) Acceleration. Declare the Secured Debt to be immediately due and payable in accordance with the terms of the Secured Debt Documents.
          (b) Entry on Property. Enter the Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Grantor remains in possession of the Property after the occurrence and during the continuance of an Event of Default, Beneficiary may invoke any legal remedies to dispossess Grantor.
          (c) Operation of Property. Whether or not a receiver has been appointed pursuant to Section 3.1(e) hereof, hold, lease, develop, manage, operate, control and otherwise use the Property upon such terms and conditions as Beneficiary may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Beneficiary deems reasonably necessary or desirable), exercise all rights and powers of Grantor with respect to the Property, whether in the name of Grantor or

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otherwise, including without limitation the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents, and apply all Rents and other amounts collected by Beneficiary or Trustee in connection therewith in accordance with the provisions of Section 3.7 hereof.
          (d) Foreclosure and Sale. (i) Institute proceedings for the complete foreclosure of this Deed of Trust, by exercise of the STATUTORY POWER OF SALE or otherwise, in which case the Property may be sold for cash or credit in one or more parcels or in several interests or portions and in any order or manner.
          (ii) With respect to any notices required or permitted under the UCC, Grantor agrees that ten (10) Business Days’ prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse including power of sale, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor. Beneficiary for and on behalf of Secured Parties may be a purchaser at such sale and if Beneficiary is the highest bidder, may credit the portion of the purchase price that would be distributed to Secured Parties against the Secured Debt in lieu of paying cash.
          (iii) At any such sale (A) whether made under the power herein contained, the UCC, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse including power of sale, it shall not be necessary for Trustee to be physically present at or to have constructive possession of the Property (Grantor shall deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof, as completely as if Trustee had been actually present and delivered to purchaser at such sale, (B) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor, (C) each recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Secured Debt, advertisement and conduct of such sale in the manner provided herein and otherwise by law, and appointment of any successor Trustee hereunder, (D) any prerequisites to the validity of such sale shall be conclusively presumed to have been performed, and (E) the receipt of Trustee or other party making the sale shall be a sufficient discharge to the purchaser or purchasers for his/her/their purchase money and no such purchaser or purchasers, or his/her/their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof.

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          (e) Receiver. Prior to, concurrently with, or subsequent to the institution of foreclosure proceedings, make application to a court of competent jurisdiction for, and (to the extent permitted by applicable law) obtain from such court as a matter of strict right and without notice to Grantor or anyone claiming under Grantor or regard to the value of the Property or the solvency or insolvency of Grantor or the adequacy of any collateral for the repayment of the Secured Debt or the interest of Grantor therein, the appointment of a receiver or receivers of the Property, and Grantor irrevocably consents to such appointment. Any such receiver or receivers shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 3.7 hereof.
          (f) Other. Exercise all other rights, remedies and recourses granted under the Secured Debt Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Secured Debt Documents, or a judgment on the Notes either before, during or after any proceeding to enforce this Deed of Trust).
          (g) Liquor Licenses. Grantor shall cooperate with Beneficiary to (i) facilitate the orderly transfer (to the fullest extent permitted by applicable laws) to Beneficiary or its designee, for the benefit of Secured Parties, all liquor license permits in respect of the Property and (ii) to the fullest extent permitted by applicable law, enable the continued provision of alcoholic beverages and operation of liquor services at the Property without interruption, in each case, until such time as Beneficiary or its designee shall have obtained such Permits, for the benefit of Secured Parties, but in no case for a period of more than 120 days following foreclosure by Beneficiary; provided that nothing contained herein shall require Grantor to undertake to renew any liquor license permit after foreclosure by Beneficiary. If any other party is the holder of the liquor license permits in respect of the Property, either as of the date hereof or subsequent to the date hereof, Grantor shall cause such party to deliver to Beneficiary in writing an agreement to abide by the foregoing. To the extent that Grantor or any affiliate of Grantor executes any document, application or other instrument or agreement in furtherance of the cooperation obligations of Grantor in connection with this subsection (g), Beneficiary, by its acceptance hereof, agrees to execute, for the benefit of Grantor or such affiliate, an agreement in a form and of substance reasonably acceptable to Beneficiary and Grantor, pursuant to which Secured Parties shall release and indemnify (and Secured Parties, by its acceptance hereof, agrees to execute and be bound by such agreement) Grantor or such affiliate from any and all claims arising out of such document, application or other instrument or agreement or otherwise in connection with the sale of liquor at the Property from and after the date of such termination.
          Section 3.2 Separate Sales. If any Event of Default has occurred and is continuing, the Property may be sold in one or more parcels and in such manner and order as Beneficiary may elect, subject to applicable law; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

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          Section 3.3 Remedies Cumulative, Concurrent and Nonexclusive. Beneficiary (for and on behalf of the Secured Parties) shall have all rights, remedies and recourses granted in the Secured Debt Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent and shall be in addition to every other remedy so provided or permitted, (b) may be pursued separately, successively or concurrently against Grantor, or against the Property, or against any one or more of them, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Beneficiary or Trustee in the enforcement of any rights, remedies or recourses under the Secured Debt Documents or otherwise at law or equity shall be deemed to cure any Event of Default.
          Section 3.4 Release of and Resort to Collateral. Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Property, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Secured Debt Documents or their stature as a first and prior lien and security interest in and to the Property. For payment of the Secured Debt, Beneficiary may resort to any other security in such order and manner as Beneficiary may elect.
          Section 3.5 Waiver of Redemption, Notice and Marshaling of Assets. To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or “moratorium law” or other law or judicial decision exempting the Property or any part thereof, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption reinstatement (to the extent permitted by law) or extension of time for payment, (b) any right to a marshaling of assets or a sale in inverse order of alienation, and (c) any and all rights it may have to require that the Property be sold as separate tracts or units in the event of foreclosure.
          Section 3.6 Discontinuance of Proceedings. If Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Secured Debt Documents and shall thereafter elect to discontinue or abandon it for any reason, Beneficiary shall have the unqualified right to do so and, in such an event, Grantor, the Secured Parties shall be restored to their former positions with respect to the Secured Debt, the Secured Debt Obligations, the Secured Debt Documents, the Property and otherwise, and the rights, remedies, recourses and powers of the Secured Parties shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Beneficiary thereafter to exercise any right, remedy or recourse under the Secured Debt Documents for such Event of Default.

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          Section 3.7 Application of Proceeds. Except as otherwise provided in the Secured Debt Documents and unless otherwise required by applicable law, by its acceptance hereof, each of the Beneficiary and the Trustee (or the receiver, if one is appointed) agrees to apply the proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Property, in accordance with the Collateral Trust Agreement, subject to the provisions of NRS 40.462.
          Section 3.8 Occupancy After Foreclosure. The purchaser at any foreclosure sale pursuant to Section 3.1(d) shall become the legal owner of the Property. All occupants of the Property shall, at the option of such purchaser, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Property.
          Section 3.9 Additional Advances and Disbursements; Costs of Enforcement. If any Event of Default has occurred and is continuing, Beneficiary shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor or Issuers. All sums advanced and expenses incurred at any time by Beneficiary and/or any such Secured Party under this Section 3.9, or otherwise under this Deed of Trust or any of the other Secured Debt Documents or applicable law, shall bear interest and be repayable as provided for in the Secured Debt Documents and Grantor covenants and agrees to pay them to the order of Beneficiary for the benefit of the Secured Parties as required under the Secured Debt Documents.
          Section 3.10 No Lender in Possession. Neither the enforcement of any of the remedies under this Article 3, the assignment of the Rents and Leases under Article 4, the security interests under Article 6, nor any other remedies afforded to Beneficiary under the Secured Debt Documents, at law or in equity shall cause Beneficiary or Trustee to be deemed or construed to be a mortgagee in possession of the Property, to obligate Beneficiary or Trustee to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.
ARTICLE 4
ASSIGNMENT OF RENTS AND LEASES
          Section 4.1 Assignment. Subject to the license granted in Section 4.2 and the provisions of Chapter 106, Statutes of Nevada (2007) and Chapter 107A of NRS, Grantor does hereby presently, absolutely and unconditionally assign to Trustee for the benefit of Beneficiary, solely as collateral trustee for and on behalf of the Secured Parties and not in its individual capacity, Grantor’s right, title and interest in all current and future Leases and the absolute, unconditional and continuing right to receive and collect all Rents, it being intended by Grantor

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that this assignment constitutes a present, outright, immediate, continuing and absolute assignment and not an assignment for additional security only. Such assignment to Trustee for the benefit of Beneficiary, as collateral trustee for and on behalf of the Secured Parties, shall not be construed to bind Beneficiary to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Beneficiary or the Secured Parties. None of Beneficiary or the Secured Parties shall have any responsibility on account of this assignment for the control, care, maintenance, management or repair of the Property, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Grantor agrees to execute and deliver to Beneficiary for and on behalf of the Secured Parties such additional instruments, in form and substance acceptable to Beneficiary, as may hereafter be reasonably requested by Beneficiary or the Secured Parties to further evidence and confirm such assignment.
          Section 4.2 License. Notwithstanding that Grantor hereby presently grants to Trustee for the benefit of Beneficiary, solely as collateral trustee for and on behalf of the Secured Parties and not in its individual capacity, an outright, immediate, continuing and absolute assignment of the Rents and Leases and not merely the collateral assignment of, or the grant of a lien or security interest in, the Rents and Leases, Trustee for the benefit of Beneficiary, as collateral trustee for and on behalf of the Secured Parties, hereby grants to Grantor and its successors and not to any tenant or any other person, a revocable license to collect and receive the Rents and to retain, use and enjoy the same and otherwise exercise all rights assigned to Beneficiary under Section 4.1 hereof, including all rights and remedies, benefits or entitlements as landlord under any Lease, in each case subject to the terms hereof and of the Secured Debt Documents. Upon the occurrence and during the continuance of any Event of Default, (i) the license granted herein to Grantor shall immediately and automatically cease and terminate and shall be void and of no further force or effect, (ii) Beneficiary shall immediately be entitled to possession of all Rents (whether or not Beneficiary enters upon or takes control of the Property) and (iii) at the request of Beneficiary, Grantor shall notify in writing all tenants and subtenants under any of the Leases that all Rent due thereunder should be paid to Beneficiary for and on behalf of the Secured Parties at its address set forth in the Collateral Trust Agreement, or at such other place as Beneficiary shall notify Grantor in writing; provided that, if such Event of Default ceases to exist, the license described in the foregoing clause shall automatically be reinstated. Notwithstanding said license, Grantor agrees that Beneficiary, and not Grantor, shall be deemed to be the creditor of each tenant or subtenant under any Lease in respect to assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution or receivership proceedings affecting such tenant or subtenant (without obligation on the part of Beneficiary, however, to file or make timely filings of claims in such proceedings or otherwise to pursue creditors’ rights therein), with an option to apply in accordance with the Secured Debt Documents any money received from such tenant or subtenant in reduction of any amounts due under the Secured Debt Documents. Upon the occurrence and during the continuance of an Event of Default, any portion of the Rents held by Grantor shall be held in trust for the benefit of Beneficiary on behalf of the Secured Parties for use in the payment of the Secured Debt.

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     Section 4.3 Certain Rights of Beneficiary. Subject to the revocable license granted above, upon the occurrence and during the continuance of an Event of Default, Beneficiary shall have the immediate and continuing right, power and authority, either in person or by agent, without bringing any action or proceeding, or by a receiver appointed by a court, without the necessity of taking possession of the Property in its own name, and without the need for any other authorization or action by Grantor or Beneficiary, in addition to and without limiting any of Beneficiary’s rights and remedies hereunder, under the Indenture and any other Secured Debt Documents and as otherwise available at law or in equity, (a) to notify any tenant or other person that the Leases have been assigned to Beneficiary, for the benefit of the Secured Parties, and that all Rents are to be paid directly to Beneficiary for the account of the Secured Parties, whether or not Beneficiary has commenced or completed foreclosure or taken possession of the Property; (b) to settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations in, to and under the Leases; (c) to demand, sue for or otherwise collect, receive, and enforce payment of Rents, including those past-due and unpaid and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to the Rents and Leases; (d) to enter upon, take possession of and operate the Property whether or not foreclosure under this Deed of Trust has been instituted and without applying for a receiver; (e) to lease all or any part of the Property; and/or (f) to perform any and all obligations of Grantor under the Leases and exercise any and all rights of Grantor therein contained to the full extent of Grantor’s rights and obligations thereunder.
          Section 4.4 Irrevocable Instructions to Tenants. At Beneficiary’s request, Grantor shall deliver a copy of this Deed of Trust to each tenant under a Lease and to each manager and managing agent or operator of the Property, and Beneficiary shall have the continuing right to do so. Grantor irrevocably directs any tenant, manager, managing agent, or operator of the Property, without any requirement for notice to or consent by Grantor, to comply with all demands of Beneficiary under this Article 4 and to turn over to Beneficiary, for the benefit of the Secured Parties, on demand all Rents which it receives. Grantor hereby acknowledges and agrees that payment of any Rents by a person to Beneficiary as hereinabove provided shall constitute payment by such person, as fully and with the same effect as if such Rents had been paid to Grantor. Beneficiary is hereby granted and assigned by Grantor the right, at its option, upon revocation of the license granted herein, upon an Event of Default that is continuing, to enter upon the Property in person or by agent, without bringing any action or proceeding, or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license (until such time as the same may be reinstated in accordance with Section 4.2) shall be applied in accordance with the provisions of the Collateral Trust Agreement. Neither the enforcement of any of the remedies under this Article 4 nor any other remedies or security interests afforded to Beneficiary or each Secured Party under the Secured Debt Documents, at law or in equity, shall cause Beneficiary or any such Secured Party to be deemed or construed to be a mortgagee in possession of the Property, to obligate Beneficiary or any Secured Party to lease the Property or attempt to do so, or to take any action, incur any

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expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.
          Section 4.5 Unilateral Subordination. Beneficiary may, at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Deed of Trust to any Lease.
          Section 4.6 Savings Clause. Any provision herein to the contrary notwithstanding, Grantor makes no assignment or grant of rights with respect to any (i) personal property or (ii) any general intangibles or any other rights to any Leases, management agreements, contracts, instruments, licenses or other documents (collectively, “Contract Rights”), as to which the grant of a security interest therein would constitute a violation of applicable law or of any valid and enforceable obligation in favor of a third party relating to such personal property or under such Contract Rights.
ARTICLE 5
[Intentionally Omitted.]
ARTICLE 6
SECURITY AGREEMENT
          Section 6.1 Security Interest. This Deed of Trust constitutes both a real property mortgage and a “Security Agreement” on personal property within the meaning of the UCC and other applicable law and with respect to the Fixtures, Leases, Rents and all other personal property within the definition of Property (said portion of the Property subject to the UCC, the “Collateral”). The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Property. Grantor, by executing and delivering this Deed of Trust, hereby grants to Beneficiary, solely as collateral trustee for and on behalf of the Secured Parties and not in its individual capacity, a first and prior security interest in the Fixtures, Leases, Rents and all other Property which is personal property to secure the payment of the Secured Debt and performance of the Secured Debt Obligations, subject only to Permitted Liens, and agrees that Beneficiary (solely as collateral trustee for and on behalf of the Secured Parties and not in its individual capacity) shall, subject to compliance with the Gaming Laws, have all the rights and remedies of a secured party under the UCC with respect to such property including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as

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Beneficiary may deem necessary or advisable for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary or its agents or representatives, Grantor shall at its expense assemble the Collateral and make it available to Beneficiary at the Property. Grantor shall pay to Beneficiary on demand any and all expenses, including actual reasonable legal expenses and attorneys’ fees, incurred or paid by Beneficiary in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Collateral sent to Grantor in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall constitute commercially reasonable notice to Grantor. By its acceptance hereof, Beneficiary agrees to apply, except as otherwise required by law, the proceeds of any disposition of the Collateral, or any part thereof in accordance with Section 3.7 hereof.
          Section 6.2 Further Assurances. Grantor shall execute and deliver to Beneficiary and/or file, in form and substance acceptable to Beneficiary, this Deed of Trust and such further statements, documents and agreements, financing statements, continuation statements, and such further assurances and instruments, and do such further acts, as Beneficiary may, from time to time, reasonably consider necessary, desirable or proper to create, perfect and preserve Beneficiary’s security interest hereunder and to carry out more effectively the purposes of this Deed of Trust, and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest; provided that such further statements, documents, agreements, assurances, instruments and acts do not increase the liability or obligations or decrease the rights of Grantor from those provided for in the Secured Debt Documents. As of the date hereof, Grantor’s chief executive office and principal place of business is at the address set forth in the first paragraph of this Deed of Trust, and Grantor shall promptly notify Beneficiary of any change in such address.
          Section 6.3 Fixture Filing. This Deed of Trust shall also constitute a “fixture filing” for the purposes of the UCC upon all of the Property which is or is to become “fixtures” (as that term is defined in the UCC), upon being filed for record in the real estate records of the City or County wherein such fixtures are located. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Grantor) and Secured Party (Beneficiary, solely as collateral trustee for and on behalf of the Secured Parties and not in its individual capacity) as set forth in the first paragraph of this Deed of Trust.
ARTICLE 7
MISCELLANEOUS
          Section 7.1 Notices. Any notice required or permitted to be given under this Deed of Trust shall be given in the manner described in the Collateral Trust Agreement.

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          Section 7.2 Covenant Running with the Land. All representations, warranties, covenants and Secured Debt Obligations contained in the Secured Debt Documents are incorporated herein by this reference and, to the extent relating to the Property, are intended by the parties to be, and shall be construed as, covenants running with the land. As used herein, “Grantor” shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of any Property (without in any way implying that Beneficiary or any Secured Party has or will consent to any such conveyance or transfer of any Property). All persons or entities who may have or acquire an interest in the Property shall be deemed to have notice of, and be bound by, the terms of the Indenture and the other Secured Debt Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Beneficiary.
          Section 7.3 Attorney-in-Fact. Grantor hereby irrevocably appoints Beneficiary, its successors and assigns and its agents or representatives, as its attorney-in-fact, which appointment is irrevocable and coupled with an interest, after the occurrence and during the continuance of an Event of Default (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Beneficiary deems appropriate to protect Beneficiary’s and the Secured Parties’ interests, if Grantor shall fail to do so within ten (10) days after written request by Beneficiary, (b) upon the issuance of a deed or assignment of lease pursuant to the foreclosure of this Deed of Trust or the delivery of a deed or assignment of lease in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents and Fixtures in favor of the grantee of any such deed or the assignee of any such assignment of lease and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary’s security interests and rights in or to any of the Collateral, and (d) while any Event of Default exists, to perform any obligation of Grantor hereunder; however: (1) none of Beneficiary or any Secured Party shall under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Beneficiary and/or any Secured Party in such performance shall be included in the Secured Debt and shall bear interest as provided in the Secured Debt Documents; (3) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (4) none of Beneficiary or any Secured Party shall be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section 7.3.
          Section 7.4 Successors and Assigns. This Deed of Trust shall be binding upon and inure to the benefit of Beneficiary, solely as collateral trustee for and on behalf of the Secured Parties and not in its individual capacity, the Secured Parties and Grantor and their respective permitted successors and assigns.
          Section 7.5 No Waiver. Any failure by Beneficiary or Trustee to insist upon strict performance of any of the terms, provisions or conditions of the Secured Debt Documents

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shall not be deemed to be a waiver of same, and Beneficiary and Trustee shall each have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.
          Section 7.6 Subrogation. To the extent proceeds of the Notes have been used to extinguish, extend or renew any indebtedness against the Property, then Beneficiary and the Secured Parties shall be subrogated to all of the rights, liens and interests existing against the Property and held by the holder of such indebtedness and shall have the benefit of the priority of all of the same, and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Beneficiary on behalf of the Secured Parties.
          Section 7.7 Inconsistencies. If any conflict or inconsistency exists between this Deed of Trust and the Indenture, the Indenture shall govern. If any conflict or inconsistency exists between this Deed of Trust and the Collateral Trust Agreement, the Collateral Trust Agreement shall govern.
          Section 7.8 Release. Upon payment in full of the Secured Debt and performance in full of all of the outstanding Secured Debt Obligations, or upon the sale of the Property or any portion thereof in the manner permitted by the Indenture or other relevant Secured Debt Document or upon any other event whereupon the Property or any portion thereof is required to be released pursuant to the Collateral Trust Agreement, the estate hereby granted with respect to the Property or such portion thereof shall cease, terminate and be void and Beneficiary, at Grantor’s expense, shall, in accordance with the terms of the Indenture and other relevant Secured Debt Document, as applicable, release, in accordance with the terms of the Indenture and other relevant Secured Debt Document, as applicable, the liens and security interests created by this Deed of Trust and deliver instruments in reasonable form to effect such release.
          Section 7.9 Waiver of Stay, Moratorium and Similar Rights. Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of, and hereby waives, any appraisement, valuation, stay, marshaling of assets, exemption, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the indebtedness secured hereby, or any agreement between Grantor and Beneficiary or the Secured Parties, or any rights or remedies of Beneficiary or the Secured Parties.
          Section 7.10 Waiver of Jury Trial; Consent to Jurisdiction. (a) TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, GRANTOR AND, BY ITS ACCEPTANCE HEREOF, BENEFICIARY AND THE SECURED PARTIES EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS DEED OF TRUST, ANY OTHER SECURED DEBT DOCUMENT, OR ANY DEALINGS, CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY EITHER OF THEM RELATING TO THE SUBJECT MATTER OF THIS DEED OF TRUST AND THE GRANTEE/GRANTOR

15

RELATIONSHIP BETWEEN THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. GRANTOR AND, BY ITS ACCEPTANCE HEREOF, BENEFICIARY, ON BEHALF OF THE SECURED PARTIES, EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS DEED OF TRUST AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GRANTOR AND, BY ITS ACCEPTANCE HEREOF, BENEFICIARY, ON BEHALF OF THE SECURED PARTIES, FURTHER WARRANTS AND REPRESENTS THAT EACH OF THEM HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH OF THEM KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS DEED OF TRUST, OR ANY OTHER SECURED DEBT DOCUMENTS OR AGREEMENTS RELATING TO THIS DEED OF TRUST. IN THE EVENT OF LITIGATION, THIS DEED OF TRUST MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
          (b) GRANTOR AND, BY ITS ACCEPTANCE HEREOF, BENEFICIARY ON BEHALF OF THE SECURED PARTIES EACH HEREBY CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTIES, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THE SECURED DEBT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. GRANTOR AND, BY ITS ACCEPTANCE HEREOF, BENEFICIARY, ON BEHALF OF THE SECURED PARTIES, EACH FURTHER CONSENTS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED IN RESPECT OF ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING WITH RESPECT TO SUCH COLLATERAL. GRANTOR, BY ITS ACCEPTANCE HEREOF, FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, AT THE ADDRESSES SET FORTH IN SECTION 7.6 OF THE COLLATERAL TRUST AGREEMENT IN CONNECTION WITH ANY OF THE AFORESAID PROCEEDINGS IN ACCORDANCE WITH THE RULES APPLICABLE TO SUCH PROCEEDINGS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR AND, BY ITS ACCEPTANCE HEREOF, BENEFICIARY, ON BEHALF OF THE SECURED PARTIES, EACH HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW HAVE OR HAVE IN THE FUTURE TO THE LAYING OF VENUE

16

IN RESPECT OF ANY OF THE AFORESAID PROCEEDINGS BROUGHT IN THE COURTS REFERRED TO ABOVE AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF BENEFICIARY OR THE SECURED PARTIES TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST GRANTOR IN ANY JURISDICTION.
          Section 7.11 Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify, limit or define, or be used in construing, the scope, intent or text of such Articles, Sections or Subsections.
          Section 7.12 Governing Law. THIS DEED OF TRUST SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE LAND IS LOCATED. NOTWITHSTANDING THE FOREGOING, TO THE EXTENT NOT INCONSISTENT WITH THE PROVISIONS OF THIS DEED OF TRUST AND GAMING LAWS, (1) ALL PROVISIONS OF THE SECURED DEBT DOCUMENTS ARE INCORPORATED HEREIN BY REFERENCE AND (2) THE RIGHTS, POWERS, DUTIES AND OBLIGATIONS OF BENEFICIARY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AS SET FORTH IN THE GOVERNING LAW PROVISION OF THE COLLATERAL TRUST AGREEMENT.
          Section 7.13 Hold Harmless. Grantor shall and does hereby agree to defend, indemnify, pay and hold harmless each Indemnitee (as defined in the Collateral Trust Agreement) from and against any and all Indemnified Liabilities (as defined in the Collateral Trust Agreement) in accordance with and as provided for in the Collateral Trust Agreement.
          Section 7.14 Entire Agreement. This Deed of Trust and the other Secured Debt Documents embody the entire agreement and understanding among Beneficiary, the Secured Parties and Grantor pertaining to the subject matter hereof and thereof and supersede all prior agreements, understandings, representations or other arrangements, whether express or implied, written or oral, between such parties relating to the subject matter hereof and thereof. This Deed of Trust and the other Secured Debt Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
          Section 7.15 Severability. If any provision of this Deed of Trust is invalid or unenforceable, then such provision shall be given full force and effect to the fullest possible extent, and all of the remaining provisions of this Deed of Trust shall remain in full force and effect and shall be binding on the parties hereto.

17

          Section 7.16 Lien Absolute, Multisite Real Estate and Multiple Collateral Transaction. Grantor acknowledges that this Deed of Trust and a number of other Secured Debt Documents and those documents required by the Secured Debt Documents together secure the Secured Debt. Grantor agrees that, to the extent permitted by law, the lien of this Deed of Trust and all obligations of Grantor hereunder shall be absolute and unconditional and shall not in any manner be affected or impaired by:
          (a) any lack of validity or enforceability of the Indenture or any other Secured Debt Document, any agreement with respect to any of the Secured Debt or Secured Debt Obligations or any other agreement or instrument relating to any of the foregoing;
          (b) any acceptance by Beneficiary and/or any Secured Party of any security for or guarantees of any of the Secured Debt;
          (c) any failure, neglect or omission on the part of Beneficiary or any Secured Party to realize upon or protect any of the Secured Debt or any of the collateral security therefor, including the Secured Debt Documents, or due to any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Secured Debt and Secured Debt Obligations hereby secured or any collateral security therefor, including the Secured Debt Documents, or due to any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Secured Debt or Secured Debt Obligations or this Deed of Trust (other than the indefeasible payment in full in cash of all the Secured Debt and Secured Debt Obligations hereby secured);
          (d) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Debt or Secured Debt Obligations;
          (e) any release (except as to the property released), sale, pledge, surrender, compromise, settlement, nonperfection, renewal, extension, indulgence, alteration, exchange, modification or disposition of any of the Secured Debt or Secured Debt Obligations hereby secured or of any of the collateral security therefor;
          (f) any amendment or waiver of or any consent to any departure from the Indenture or any other Secured Debt Documents or of any guaranty thereof, if any, and Beneficiary, on behalf of the Secured Parties, may foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Secured Debt Documents without first exercising or enforcing any of its rights and remedies hereunder; and
          (g) any exercise of the rights or remedies of Beneficiary or the Secured Parties hereunder or under any or all of the Secured Debt Documents.
          Section 7.17 Real Estate Taxes. Grantor shall not be entitled to any credit upon the Secured Debt or deduction from the assessed value of the Property by virtue of payment of real estate taxes on the Property. If any law is enacted or adopted or amended after the date of

18

this Deed of Trust which deducts the Secured Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Secured Debt or Beneficiary’s interest in the Property on behalf of the Secured Parties, Grantor will pay such tax, with interest and penalties thereon, if any. In the event that the payment of such tax or interest and penalties by Grantor would be unlawful or taxable to Beneficiary or unenforceable or provide the basis for a defense of usury, then in any such event, Beneficiary shall have the option, by written notice of not less than 90 days, to declare the Secured Debt immediately due and payable.
          Section 7.18 State Specific Provisions. The provisions of Exhibit B attached hereto are hereby incorporated by reference as though set forth in full herein.
          Section 7.19 Mortgage Recording Taxes. Grantor hereby covenants to pay any and all mortgage recording or other taxes or fees due in connection with this Deed of Trust.
          Section 7.20 Multiple Exercise of Remedies. To the extent permitted by law, Grantor specifically consents and agrees that Beneficiary, the Secured Parties and Trustee may exercise rights and remedies hereunder and under the other Secured Debt Documents separately or concurrently and in any order that Beneficiary, the Secured Parties and Trustee may deem appropriate.
          Section 7.21 Concerning the Beneficiary; Applicability of the Secured Debt Documents. The Bank of New York Mellon is accepting this Agreement not in its individual capacity, but solely as trustee under the Indenture and as collateral trustee under the Collateral Trust Agreement. In performing any and all acts hereunder, by its acceptance hereof, Beneficiary agrees to take direction from the Issuers and the Secured Parties, as the case may be, pursuant to the applicable terms of the Indenture and the Collateral Trust Agreement, and such acts shall be taken solely in the Beneficiary’s capacity as collateral trustee of the Secured Parties and not in its individual capacity. Notwithstanding any other provision of this Agreement, in connection with its obligations hereunder, Beneficiary has all of the rights, powers, privileges, exculpations, protections and indemnities as are provided for or referred to in the Secured Debt Documents applicable to the trustee under the Indenture and the collateral trustee under the Collateral Trust Agreement.
          Section 7.22 Collateral Trust Agreement. (a) Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Deed of Trust and the exercise of any right or remedy by such Collateral Trustee hereunder are subject to the provisions of the Collateral Trust Agreement, dated as of the date hereof (the “Collateral Trust Agreement”). In the event of any conflict between the terms of the Collateral Trust Agreement and this Deed of Trust, the terms of the Collateral Trust Agreement shall govern.
          (b) No amendment or waiver of any provision of this Deed of Trust shall be effective unless such amendment or waiver is made in compliance with the Collateral Trust Agreement. This Deed of Trust shall be automatically amended or waived without further action

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under the conditions set forth in the Collateral Trust Agreement. The lien and security interests granted to the Collateral Trustee are subject to the provisions of the Collateral Trust Agreement, as therein provided. The Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby pursuant to and subject to the provisions of the Collateral Trust Agreement, as therein provided.
ARTICLE 8
CONCERNING THE TRUSTEE
          Section 8.1 Certain Rights. With the approval of Beneficiary, Trustee shall have the right to select, employ and consult with counsel. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by Trustee in the performance of Trustee’s duties hereunder. Grantor shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by Trustee in the performance of Trustee’s duties, except as a result of Trustee’s gross negligence or willful misconduct, in the performance of Trustee’s duties. Grantor’s obligations under this Section 8.1 shall not be reduced or impaired by principles of comparative or contributory negligence (except with respect to Trustee’s gross negligence or willful misconduct).
          Section 8.2 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.
          Section 8.3 Successor Trustees. If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Beneficiary shall desire to appoint a substitute Trustee, Beneficiary shall have full power to appoint one or more substitute or successor Trustees, without other formality than appointment and designation in writing executed by Beneficiary, and, if preferred, several substitute or successor Trustees in succession who shall succeed to all the estates, rights, powers and duties of Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee.

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          Section 8.4 Perfection of Appointment. Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon reasonable request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.
          Section 8.5 Trustee Liability. In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Deed of Trust, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise, except for Trustee’s gross negligence or willful misconduct.
          Grantor hereby acknowledges receipt of a true copy of the within Deed of Trust.
[NO FURTHER TEXT ON THIS PAGE; SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, this Deed of Trust has been duly executed by the Grantor as of the day and year first above written.

W2007 STRATOSPHERE PROPCO, L.P., a Delaware limited partnership		W2007 AQUARIUS PROPCO, L.P., a Delaware limited partnership

By: W2007 Stratosphere Gen-Par, L.L.C., a Delaware limited liability company, its general partner		By: W2007 Aquarius Gen-Par, L.L.C., a Delaware limited liability company, its general partner

By:	/S/ Jeffrey Fine	By:	/S/ Jeffrey Fine
	Name: Jeffrey Fine		Name: Jeffrey Fine
	Title: Authorized Signatory		Title: Authorized Signatory

W2007 ARIZONA CHARLIE’S PROPCO, L.P., a Delaware limited partnership		W2007 STRATOSPHERE LAND PROPCO, L.P., a Delaware limited partnership

By: W2007 Arizona Charlie’s Gen-Par, L.L.C., a Delaware limited liability company, its general partner		By: W2007 Stratosphere Land Gen-Par, L.L.C., a Delaware limited liability company, its general partner

By:	/S/ Jeffrey Fine	By:	/S/ Jeffrey Fine
	Name: Jeffrey Fine		Name: Jeffrey Fine
	Title: Authorized Signatory		Title: Authorized Signatory

W2007 FRESCA PROPCO, L.P., a Delaware limited partnership

By: W2007 Fresca Gen-Par, L.L.C., a Delaware limited liability company, its general partner

		By:	/S/ Jeffrey Fine
Name: Jeffrey Fine
Title: Authorized Signatory
Stratosphere II-Deed of Trust

ACKNOWLEDGMENT

STATE OF _New York___	)
)
COUNTY OF _New York___	)
          This instrument was acknowledged before me on _August 12, 2009_, by ___Jeffrey Fine___, as _Authorized Signatory___ of W2007 Stratosphere Gen-Par, L.L.C., a Delaware limited liability company, the general partner of W2007 Stratosphere Propco, L.P., a Delaware limited partnership and a party hereto.

/S/ Erin Harper
Signature of Notary
My commission expires: Erin Harper Notary Public, State of New York No. 01HA6156697 Qualified in New York County Commission Expires Dec. 4, 2010

Stratosphere II-Deed of Trust

ACKNOWLEDGMENT

STATE OF _New York___	)
)
COUNTY OF _New York___	)
          This instrument was acknowledged before me on _August 12, 2009_, by ___Jeffrey Fine___, as _Authorized Signatory___ of W2007 Stratosphere Land Gen-Par, L.L.C., a Delaware limited liability company, the general partner of W2007 Stratosphere Land Propco, L.P., a Delaware limited partnership and a party hereto.

/S/ Erin Harper
Signature of Notary
My commission expires: Erin Harper Notary Public, State of New York No. 01HA6156697 Qualified in New York County Commission Expires Dec. 4, 2010

Stratosphere II-Deed of Trust

ACKNOWLEDGMENT

STATE OF _New York___	)
)
COUNTY OF _New York___	)
          This instrument was acknowledged before me on _August 12, 2009_, by ___Jeffrey Fine___, as _Authorized Signatory___ of W2007 Aquarius Gen-Par, L.L.C., a Delaware limited liability company, the general partner of W2007 Aquarius Propco, L.P., a Delaware limited partnership and a party hereto.

/S/ Erin Harper
Signature of Notary
My commission expires: Erin Harper Notary Public, State of New York No. 01HA6156697 Qualified in New York County Commission Expires Dec. 4, 2010

Stratosphere II-Deed of Trust

ACKNOWLEDGMENT

STATE OF _New York___	)
)
COUNTY OF _New York___	)
          This instrument was acknowledged before me on _August 12, 2009_, by ___Jeffrey Fine___, as _Authorized Signatory___ of W2007 Arizona Charlie’s Gen-Par, L.L.C., a Delaware limited liability company, the general partner of W2007 Arizona Charlie’s Propco, L.P., a Delaware limited partnership and a party hereto.

/S/ Erin Harper
Signature of Notary
My commission expires: Erin Harper Notary Public, State of New York No. 01HA6156697 Qualified in New York County Commission Expires Dec. 4, 2010

Stratosphere II-Deed of Trust

ACKNOWLEDGMENT

STATE OF _New York___	)
)
COUNTY OF _New York___	)
          This instrument was acknowledged before me on _August 12, 2009_, by ___Jeffrey Fine___, as _Authorized Signatory___ of W2007 Fresca Gen-Par, L.L.C., a Delaware limited liability company, the general partner of W2007 Fresca Propco, L.P., a Delaware limited partnership and a party hereto.

/S/ Erin Harper
Signature of Notary
My commission expires: Erin Harper Notary Public, State of New York No. 01HA6156697 Qualified in New York County Commission Expires Dec. 4, 2010

Stratosphere II-Deed of Trust

EXHIBIT A
LEGAL DESCRIPTIONS
STRATOSPHERE HOTEL AND CASINO
Parcel One (1):
That portion of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
COMMENCING at the Southeast corner of Lot Nineteen (19), Block Five (5) of the Meadows Addition to Las Vegas, as shown in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada, said point being on the North right-of-way line of Boston Avenue (50.00 feet wide), the West right-of-way line of Commerce Street (40.00 feet wide), and on the line common to Sections 3 and 4;
Thence North 04°39’21” East, along the West line of Section 3 and the West right-of-way line of said Commerce Street, a distance of 900.79 feet;
Thence South 86°31’59” East, a distance of 40.00 feet to a point on the East right-of-way line of Commerce Street, said point being the TRUE POINT OF BEGINNING;
Thence North 04°39’21” East, along said Easterly right-of-way line, a distance of 250.05 feet;
Thence South 86°31’59” East, a distance of 353.78 feet to a point on the Westerly right-of-way line of Main Street (90.00 feet wide);
Thence South 03°30’13” West, along said Westerly right-of-way line, a distance of 250.00 feet;
Thence North 86°31’59” West, a distance of 358.80 feet to the TRUE POINT OF BEGINNING.
Assessor’s Parcel No.: 162-03-301-004 through 009
Parcel Two (2):
That portion of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
COMMENCING at the Southeast corner of Lot Nineteen (19), Block Five (5) of the Meadows Addition to Las Vegas, as shown in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada, said point being on the North right-of-way line of Boston
Stratosphere II-Deed of Trust

Avenue (50.00 feet wide), the West right-of-way line of Commerce Street (40.00 feet wide), and on the line common to Sections 3 and 4;
Thence North 04°39’21” East, along the West line of Section 3 and the West right-of-way line of said Commerce Street, a distance of 900.79 feet;
Thence South 86°31’59” East, a distance of 40.00 feet to a point on the East right-of-way line of Commerce Street, said point being the TRUE POINT OF BEGINNING;
Thence continuing South 86°31’59” East, a distance of 153.80 feet to a point on the centerline of the alley vacated April 8, 1964 in Book 528 as Instrument No. 424899;
Thence South 03°30’13” West, along said former centerline, a distance of 100.02 feet;
Thence North 86°31’59” West, a distance of 155.82 feet to a point on the East right-of-way line of the aforementioned Commerce Street;
Thence North 04°39’21” East, along said East right-of-way, a distance of 100.04 feet to the TRUE POINT OF BEGINNING.
Assessor’s Parcel No.: 162-03-301-010
Parcel Three (3):
That portion of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
COMMENCING at the intersection of the Westerly line of U.S. Highway No. 91 with the West line of Main Street;
Thence North 3°17’30” East, along the West line at said Main Street, a distance of 389.71 feet to the Northeast corner of the parcel of land conveyed by Helen E. Tucker and R.E. Tucker to Clifton Paxson by Deed dated November 1, 1945, and recorded in Book 40 of Deeds, Page 345, being the TRUE POINT OF BEGINNING;
Thence North 86°42’30” West, along the North line of said Paxson parcel, a distance of 200.00 feet to the Northwest corner of said Paxson parcel;
Thence North 3°17’30” East, and parallel with the West line of said Main Street, a distance of 100.00 feet to a point;
Thence South 86°42’30” East, a distance of 200.00 feet to a point in the West line of said Main Street;
Thence South 3°17’30” West, along the West line of Main Street, a distance of 100.00 feet to the TRUE POINT OF BEGINNING.
Assessor’s Parcel No.: 162-03-301-011
Stratosphere II-Deed of Trust

Parcel Four (4):
That portion of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
COMMENCING at the Northwest corner of the Southwest Quarter (SW 1/4) of said Section 3;
Thence along the West line thereof, South 04°37’33” West, 648.91 feet;
Thence departing said West line, South 85°22’27” East, 40.00 feet to the East right-of-way of Commerce Street and the POINT OF BEGINNING;
Thence departing said East right-of-way, South 86°29’48” East, 155.38 feet;
Thence South 03°30’12” West, 151.90 feet;
Thence North 86°27’48” West, 158.35 feet to the East right-of-way of said Commerce Street;
Thence along said East right-of-way, North 04°37’33” East, 151.84 feet to the POINT OF BEGINNING.
Assessor’s Parcel No.: 162-03-301-012
Parcel Five (5):
That portion of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
COMMENCING at the Southeast corner of Lot Nineteen (19), Block Five (5) of the Meadows Addition to Las Vegas, as shown in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada, said point being on the North right-of-way line of Boston Avenue (50.00 feet wide), the West right-of-way line of Commerce Street (40.00 feet wide), and on the line common to Sections 3 and 4;
Thence North 04°39’21” East, along the West line of Section 3 and the West right-of-way line of said Commerce Street, a distance of 648.95 feet;
Thence South 86°29’59” East, a distance of 198.87 feet to a point on the centerline of the alley vacated April 8, 1964 in Book 528 as Instrument No. 424899, said point being the TRUE POINT OF BEGINNING;
Thence North 03°30’13” East, along said former centerline, a distance of 151.88 feet;
Thence South 86°31’59” East, a distance of 205.00 feet to a point on the West right-of-way line of Main Street (90.00 feet wide);
Thence South 03°30’13” West, along said West right-of-way, a distance of 152.00 feet;
Thence North 86°29’59” West, a distance of 205.00 feet to the TRUE POINT OF BEGINNING.
Stratosphere II-Deed of Trust

Assessor’s Parcel No.: 162-03-301-013
Parcel Six (6):
That portion of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
COMMENCING at the Southeast corner of Lot Nineteen (19) in Block Five (5) of the Meadows Addition to Las Vegas, as shown in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada, said point being on the North right-of-way line of Boston Avenue (50.00 feet wide), the West right-of-way line of Commerce Street (40.00 feet wide), and on the line common to Sections 3 and 4;
Thence North 04°29’21” East, along the West line of Section 3 and the West right-of-way line of said Commerce Street, a distance of 648.95 feet to corner No. 5 of the land conveyed to Signal Oil Company, a California Corporation by Deed recorded April 24, 1944 in Book 35, Page 125 of Deeds, Clark County, Nevada;
Thence South 86°29’59” East, along the North line of said Signal Oil Company land, a distance of 40.00 feet to a point on the East right-of-way line of said Commerce Street, said point being the TRUE POINT OF BEGINNING;
Thence continuing South 86°29’59” East, along said North line, a distance of 363.87 feet to a point on the West right-of-way line of Main Street (90.00 feet wide);
Thence South 03°30’13” West, along said West right-of-way line, a distance of 150.00 feet;
Thence North 86°29’59” West, a distance of 366.88 feet to a point on the East right-of-way line of the aforementioned Commerce Street;
Thence North 04°39’21” East, along said East right-of-way line, a distance of 150.03 feet to the TRUE POINT OF BEGINNING.
TOGETHER WITH that portion of vacated Commerce Street, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-03-301-015
Parcel Seven (7):
Parcel 7-A:
That portion of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
Stratosphere II-Deed of Trust

COMMENCING at the Southeast corner of Lot Nineteen (19), Block Five (5) of the Meadows Addition to Las Vegas, as shown in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada, said point being on the North right-of-way line of Boston Avenue (50.00 feet wide), the West right-of-way line of Commerce Street (40.00 feet wide), and on the line common to Sections 3 and 4;
Thence North 04°39’21” East, along the West line of Section 3 and the West right-of-way line of said Commerce Street, a distance of 498.92 feet;
Thence South 86°29’59” East, a distance of 40.00 feet to a point on the East right-of-way line of Commerce Street, said point being the TRUE POINT OF BEGINNING;
Thence continuing South 86°29’59” East, a distance of 366.88 feet to a point on the West right-of-way line of Main Street (90.00 feet wide);
Thence South 03°30’13” West, along the West right-of-way line of Main Street, a distance of 75.19 feet to a point on the Northwesterly right-of-way line of Las Vegas Boulevard South (formerly North Fifth Street) (100 feet wide);
Thence South 27°57’21” West, along said Northwesterly right-of-way line, a distance of 303.68 feet;
Thence North 85°10’52” West, a distance of 248.20 feet to a point on the East right-of-way line of the aforementioned Commerce Street;
Thence North 04°39’21” East, along said East right-of-way line, a distance of 345.98 feet to the TRUE POINT OF BEGINNING.
TOGETHER WITH that portion of vacated Commerce Street, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
EXCEPTING THEREFROM that portion of said land conveyed to the City of Las Vegas by Deed recorded January 26, 1996 in Book 960126 as Instrument No. 01487, of Official Records, Clark County, Nevada.
Parcel 7-B:
That portion of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
COMMENCING at the Southeast corner of Lot Nineteen (19) in Block Five (5) of the Meadows Addition to Las Vegas, as shown in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada, said point being on the North right-of-way line of Boston Avenue (50.00 feet wide);
Stratosphere II-Deed of Trust

Thence South 86°12’48” East, along the Easterly prolongation of the South line thereof, a distance of 40.00 feet to a point on the Easterly right-of-way line of Commerce Street (40.00 feet wide), said point being the TRUE POINT OF BEGINNING;
Thence North 04°39’21” East, along said Easterly right-of-way and line parallel and 40.00 feet East of the East line of Section 4, and the East line of the Meadows Addition to Las Vegas, a distance of 153.14 feet;
Thence South 85°10’52” East, a distance of 248.20 feet to a point on the Northwesterly right-of-way line of Las Vegas Boulevard South (100.00 feet wide);
Thence South 27°57’21” West, along said Northwesterly right-of-way line, a distance of 187.83 feet to a point on the Northerly right-of-way line of Boston Avenue (50.00 feet wide);
Thence North 77°23’31” West, along said Northerly right-of-way line, a distance of 147.13 feet to an angle point in said Northerly right-of-way line;
Thence North 85°54’23” West, along said Northerly right-of-way line, a distance of 28.19 feet to the TRUE POINT OF BEGINNING.
TOGETHER WITH that portion of vacated Commerce Street, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
ALSO TOGETHER WITH that portion of vacated Boston Avenue, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded March 1, 1996 in Book 960301 as Instrument No. 00935, of Official Records, Clark County, Nevada.
EXCEPTING THEREFROM that portion of said land conveyed to the City of Las Vegas by Deed recorded January 26, 1996 in Book 960126 as Instrument No. 01487, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-03-301-016
Parcel Eight (8):
Parcel 8-A:
That portion of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
BEGINNING at the Northeast corner of Lot Eighteen (18) in Block Four (4) of the Meadows Addition to Las Vegas, as shown in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada;
Stratosphere II-Deed of Trust

Thence South 77°36’22” East, a distance of 36.88 feet to the Northwest corner of that certain parcel of land conveyed by Louis Dubois, Et Ux, to Robert T. Baskin by Deed recorded June 24, 1952 as Instrument No. 386459, Clark County, Nevada Records;
Thence South 11°19’29” West, along the West line of the said conveyed parcel, a distance of 143.79 feet to the Southwest corner thereof;
Thence North 77°11’ West, a distance of 19.54 feet to a point on the West line of said Section 3;
Thence North 4°26’30” East, along the last mentioned West line, a distance of 145.00 feet to the POINT OF BEGINNING.
TOGETHER WITH that portion of vacated Boston Avenue, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded March 1, 1996 in Book 960301 as Instrument No. 00935, of Official Records, Clark County, Nevada.
Parcel 8-B:
That portion of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
COMMENCING at the Northeast corner of Lot Eighteen (18) in Block Four (4) of the Meadows Addition to Las Vegas, as shown in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada;
Thence South 77°36’22” East, along the South line of Boston Avenue, a distance of 36.88 feet to the TRUE POINT OF BEGINNING;
Thence continuing South 77°36’22” East, along the said South line, a distance of 153.77 feet to a point on the West line of Fifth Street (100.00 feet wide);
Thence South 27°43’12” West, along said West line, a distance of 149.92 feet to a point;
Thence North 77°11’ West, a distance of 111.43 feet to a point;
Thence North 11°19’20” East, a distance of 143.79 feet to the TRUE POINT OF BEGINNING.
TOGETHER WITH that portion of vacated Boston Avenue, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded March 1, 1996 in Book 960301 as Instrument No. 00935, of Official Records, Clark County, Nevada.
EXCEPTING THEREFROM that portion of said land conveyed to the City of Las Vegas by Deed recorded April 3, 1996 in Book 960403 as Instrument No. 01196, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-03-401-001
Stratosphere II-Deed of Trust

Parcel Nine (9):
That portion of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
BEGINNING at the Northeast corner of Lot Nineteen (19) in Block Four (4) of the Meadows Addition to Las Vegas, as shown in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada;
Thence South 76°56’10” East, a distance of 131.42 feet to a point on the Northwesterly right-of-way line of Las Vegas Boulevard South (100.00 feet wide);
Thence South 27°57’21” West, along said Northwesterly right-of-way line, a distance of 147.34 feet to a point on the Northeasterly right-of-way line of Baltimore Avenue (50.00 feet wide);
Thence North 62°02’39” West, along said Northeasterly right-of-way line, a distance of 6.90 feet to a point on a tangent curve concave to the Southwest, having a radius of 250.00 feet;
Thence Northwesterly along the arc of said curve through a central angle of 15°36’04” an arc length of 68.07 feet to a point on the Easterly line of the aforementioned Meadows Addition to Las Vegas;
Thence North 04°39’21” East, along said Easterly line a distance of 133.67 feet to the TRUE POINT OF BEGINNING;
EXCEPTING THEREFROM that portion of said land conveyed to the City of Las Vegas by Deed recorded January 26, 1996 in Book 960126 as Instrument No. 01485, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-03-401-002
Parcel Ten (10):
Lots One (1) through Thirty-Six (36), inclusive, in Block Six (6) of the Meadows Addition to Las Vegas, as shown by map thereof on file in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.
TOGETHER WITH that certain vacated alley (15.00 feet wide) as vacated by that certain Order of Vacation recorded April 17, 1987 in Book 870417 as Instrument No. 00648, of Official Records, Clark County, Nevada.
ALSO TOGETHER WITH those portions of the vacated alley, vacated St. Louis Avenue and vacated Commerce Street, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
Stratosphere II-Deed of Trust

Assessor’s Parcel No.: 162-04-710-041 & 042
Parcel Eleven (11):
Lots Thirty-Seven (37) through Forty-Six (46), inclusive, in Block Six (6) of the Meadows Addition to Las Vegas, as shown by map thereof on file in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.
TOGETHER WITH those portions of the vacated alley, vacated Fairfield Avenue and vacated St. Louis Avenue, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-04-710-052 through 055
Parcel Twelve (12):
Lots One (1) through Thirty-Six (36), inclusive, in Block Five (5) of the Meadows Addition to Las Vegas, as shown by map thereof on file in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.
TOGETHER WITH those portions of the vacated alley, vacated St. Louis Avenue, vacated Commerce Street and vacated Boston Avenue, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-04-710-043 through 050
Parcel Thirteen (13):
That portion of the Southeast Quarter (SE 1/4) of Section 4, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
BEGINNING at the Northwest corner of Lot Forty-One (41) in Block Five (5) of the Meadows Addition to Las Vegas, as shown in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada, said point being on the South right-of-way line of St. Louis Avenue (50.00 feet wide) and the East right-of-way line of Fairfield Avenue (80.00 feet wide); Thence South 04°42’46” West, along the West lines of Lots 41 through 37, a distance of 120.00 feet to a point on a non-tangent curve concave to the Southwest, having a radius of 185.00 feet and being on the Northeasterly right-of-way line of the circular road surrounding the “Plaza” as shown on said Meadows Addition;
Stratosphere II-Deed of Trust

Thence from a radial line that bears North 17°11’53” East, Southeasterly along the arc of said curve through a central angle of 54°15’56” an arc length of 175.22 feet;
Thence North 04°42’46” East, along the East line of said Lots 37 through 41 and their Southerly prolongation, a distance of 229.72 feet to a point on the South right-of-way line of the aforementioned St. Louis Avenue;
Thence North 86°13’25” West, along said South right-of-way line, a distance of 130.00 feet to the TRUE POINT OF BEGINNING.
TOGETHER WITH those portions of vacated alley, vacated St. Louis Avenue and vacated Fairfield Avenue, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-04-710-051
Parcel Fourteen (14):
The “Plaza” of the Meadows Addition to Las Vegas, as shown by map thereof on file in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.
TOGETHER WITH those portions of vacated Fairfield Avenue, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-04-813-098
Parcel Fifteen (15):
Lots One (1) through Sixteen (16), inclusive, in Block Four (4) of the Meadows Addition to Las Vegas, as shown by map thereof on file in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.
TOGETHER WITH those portions of the vacated alley, vacated Fairfield Avenue and vacated Boston Avenue, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-04-813-090 through 096
Parcel Sixteen (16):
Stratosphere II-Deed of Trust

Lots Seventeen (17) and Eighteen (18) in Block Four (4) of the Meadows Addition to Las Vegas, as shown by map thereof on file in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.
TOGETHER WITH those portions of the vacated alley and vacated Boston Avenue, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
ALSO TOGETHER WITH that portion of the vacated alley and vacated Boston Avenue, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded March 1, 1996 in Book 960301 as Instrument No. 00935, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-04-813-097
Parcel Seventeen (17):
Lots Nineteen (19) through Twenty-Four (24), inclusive, in Block Four (4) of the Meadows Addition to Las Vegas, as shown by map thereof on file in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.
TOGETHER WITH those portions of the vacated alley, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
ALSO TOGETHER WITH that portion of the vacated alley, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded March 1, 1996 in Book 960301 as Instrument No. 00935, of Official Records, Clark County, Nevada.
EXCEPTING THEREFROM that portion of said land conveyed to the City of Las Vegas by Deed recorded January 26, 1996 in Book 960126 as Instrument No. 01486, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-04-813-084 & 085
Parcel Eighteen (18):
Lots Twenty-Five (25) through Thirty-Six (36), inclusive, in Block Four (4) of the Meadows Addition to Las Vegas, as shown by map thereof on file in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.
Stratosphere II-Deed of Trust

TOGETHER WITH those portions of the vacated alley, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
EXCEPTING THEREFROM that portion of said land conveyed to the City of Las Vegas by Deed recorded January 26, 1996 in Book 960126 as Instrument No. 01486, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-04-813-086 through 089
Parcel Nineteen (19):
That portion of the Southeast Quarter (SE 1/4) of Section 4, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, more particularly described as follows:
BEGINNING at the Southwest corner of Lot Thirty-Seven (37) in Block Four (4) of the Meadows Addition to Las Vegas, as shown in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada, said point being on the North right-of-way line of Baltimore Avenue (50.00 feet wide) and the East right-of-way line of Fairfield Avenue (80.00 feet wide);
Thence North 04°42’46” East, along the West lines of Lots 37 through 40 and their Northerly prolongation thereof, a distance of 118.70 feet to a point on a non-tangent curve concave to the Northwest, having a radius of 185.00 feet and being on the Southeasterly right-of-way line of the circular road surrounding the “Plaza” as shown on said Meadows Addition;
Thence from a radial line that bears South 07°46’21” East, Northeasterly along the arc of said curve through a central angle of 54°15’58” an arc length of 175.22 feet;
Thence South 04°42’46” West, along the East line of Lots 37 through 40 and their Northerly prolongation, a distance of 224.23 feet to a point on the North right-of-way line of the aforementioned Baltimore Avenue;
Thence North 86°12’11” West, along said North right-of-way line, a distance of 130.00 feet to the TRUE POINT OF BEGINNING.
TOGETHER WITH those portions of the vacated alley and vacated Fairfield Avenue, lying adjacent to the above described parcel, as described in that certain Order of Vacation recorded February 5, 1996 in Book 960205 as Instrument No. 01894, of Official Records, Clark County, Nevada.
EXCEPTING THEREFROM that portion of said land conveyed to the City of Las Vegas by Deed recorded January 26, 1996 in Book 960126 as Instrument No. 01486, of Official Records, Clark County, Nevada.
Stratosphere II-Deed of Trust

Assessor’s Parcel No.: 162-04-813-059 through 061
Parcel Twenty (20):
The Southerly 80.00 feet of Lot One (1) and all of Lots Two (2), Three (3), Four (4) and Five (5) and the Northerly 85.00 feet of Lot Six (6) in Block Two (2) of South Fifth Street Tract, as shown by map thereof on file in Book 2 of Plats, Page 72, in the Office of the County Recorder of Clark County, Nevada.
Assessor’s Parcel No.: 162-03-410-001 through 004
Parcel Twenty-One (21):
Lots Two (2) and Three (3) in Block Three (3) of South Fifth Street Tract No. 1, as shown by map thereof on file in Book 2 of Plats, Page 100, in the Office of the County Recorder of Clark County, Nevada.
Assessor’s Parcel No.: 162-03-411-003
Parcel Twenty-Two (22):
Lots Nineteen (19) and Twenty (20) in Block Eight (8) and Lots Five (5) through Forty-Six (46), inclusive, in Block Seven (7) of the Meadows Addition to Las Vegas, as shown by map thereof on file in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.
EXCEPTING THEREFROM those portions of said land conveyed to the City of Las Vegas for road purposes by Deed recorded June 17, 1997 in Book 970617 as Instrument No. 01109, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-04-710-025 through 032; 035 through 040; 056 through 059
Parcel Twenty-Three (23):
Lots One (1), Two (2), Three (3) and Four (4) in Block Seven (7) of Meadows Addition to Las Vegas, as shown by map thereof on file in Book 1 of Plats, Page 43, in the Office of the County Recorder of Clark County, Nevada.
Stratosphere II-Deed of Trust

Assessor’s Parcel No.: 162-04-710-033 & 034
Parcel Twenty-Four (24):
The Northeasterly 56.5 feet of Lot Five (5) in Block Three (3) of South Fifth Street Tract No. 1, as shown by map thereof on file in Book 2 of Plats, Page 100, in the Office of the County Recorder of Clark County, Nevada.
EXCEPTING THEREFROM the Southeasterly 5.00 feet of the Northeasterly 56.50 feet of Lot 5, Block 3 of South Fifth Street Tract No. 1, as shown by map thereof on file in Book 2 of Plats, Page 100, in the Office of the County Recorder of Clark County, Nevada, as conveyed to the City of Las Vegas by Deed recorded March 13, 1968 in Book 859 as Instrument No. 689792, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-03-411-005
Parcel Twenty-Five (25):
A portion of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, described as follows:
COMMENCING at the intersection of the Westerly line of U.S. Highway No. 91 with the Westerly line of Main Street, formerly First Street;
Thence North 03°17’30” East, along the West line of Main Street, a distance of 739.73 feet, being the TRUE POINT OF BEGINNING;
Thence North 86°42’30” West, a distance of 210.00 feet to a point;
Thence North 03°17’30” East, and parallel with the West line of said Main Street, a distance of 50.00 feet to a point;
Thence South 86°42’30” East, a distance of 210.00 feet to a point on the West line of Main Street;
Thence South 03°17’30” West, along the West line of Main Street, a distance of 50.00 feet to the TRUE POINT OF BEGINNING.
EXCEPTING THEREFROM the Easterly 5.00 feet as conveyed to the City of Las Vegas by Deed recorded February 21, 1978 in Book 850 as Instrument No. 809100, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-03-301-003
Stratosphere II-Deed of Trust

Parcel Twenty-Six (26):
That portion of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of Section 3, Township 21 South, Range 61 East, M.D.M., City of Las Vegas, Clark County, Nevada, described as follows:
COMMENCING at the point of intersection of the West line of U.S. Highway 91 (original alignment - 80 feet wide) with the West line of Main Street (original alignment - 80 feet wide); Thence North 3°1’33” East, along the West line of Main Street, a distance of 739.73 feet, to a point;
Thence North 86°42’30” West, a distance of 220.00 feet to the TRUE POINT OF BEGINNING;
Thence continuing North 86°42’30” West, a distance of 138.97 feet to a point distance 40.00 feet from the West line of said Section 3;
Thence North 4°26’30” East, a distance of 252.29 feet to a point on the South line of that certain parcel of land conveyed by the New York and Las Vegas Investment Company to the City of Las Vegas by Deed recorded December 31, 1937 in Book 24 of Deed Records, Page 211, in the Office of County Recorder of Clark County, Nevada;
Thence North 88°35’ East, along the last mentioned South line, a distance of 134.67 feet, to a point;
Thence South 3°17’30” West, a distance of 263.22 feet to the TRUE POINT OF BEGINNING.
TOGETHER WITH that portion of land appurtenant thereto as vacated by that certain Order of Vacation recorded April 8, 1964 in Book 528 as Instrument No. 424899, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-03-301-001
Parcel Twenty-Seven (27):
Lot Four (4) in Block Three (3) of South Fifth Addition Street Tract No. 1, as shown by map thereof on file in Book 2 of Plats, Page 100, in the Office of the County Recorder of Clark County, Nevada.
EXCEPTING THEREFROM the Southeasterly 5.00 feet of said land as conveyed to the City of Las Vegas by Deed recorded April 10, 1967 in Book 789 as Instrument No. 633921, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 162-03-411-004
Stratosphere II-Deed of Trust

LEGAL DESCRIPTIONS CONTINUED
AQUARIUS CASINO RESORT (1900 S. CASINO DRIVE — LAUGHLIN)
Parcel One (1):
That portion of Government Lot Two (2), lying within the North Half (N 1/2) of Section 13, Township 32 South, Range 66 East, M.D.M., Clark County, Nevada, more particularly described as follows:
BEGINNING at the Northwest corner of the North 500.00 feet of the South Half (S 1/2) of the North Half (N 1/2) of said Section 13;
Thence South 1°39’40” West, along the West line of said Section, 500.00 feet to the Southwest corner of said North 500.00 feet of said South Half (S 1/2) of said North Half (N 1/2);
Thence South 89°55’58” East along, the South line thereof, 1723.29 feet to the intersection with the North-South centerline of said Section 13;
Thence South 1°12’40” West, along the said North-South centerline of said Section 13, 426.08 feet to the intersection with the South line of the North 925.00 feet of said Government Lot 2, said Section 13;
Thence South 89°55’20” East, along the South line of said North 925.00 feet of said Government Lot 2, a distance of 163.65 feet to the TRUE POINT OF BEGINNING;
Thence North 14°31’26” East, along the centerline of the existing traveled roadway, 154.98 feet; Thence South 89°55’20” East, 973.78 feet to the intersection with the East line of Government Lot 2, of said Section 13;
Thence South 03°50’41” West, along the said East line of said Government Lot 2, a distance of 150.30 feet;
Thence North 89°55’20” West, 1002.57 feet to the intersection of the existing traveled roadway, to the TRUE POINT OF BEGINNING.
EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded June 22, 1972 in Book 241 as Instrument No. 200215, of Official Records, Clark County, Nevada.
AND FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by those certain Deeds recorded February 7,1989 in Book 890207 as Instrument No. 00388, and August 8, 1989 in Book 890808 as Instrument No. 00521 and 00523, of Official Records, Clark County, Nevada.
Parcel Two (2):
Stratosphere II-Deed of Trust

That portion of Government Lot Two (2), lying within the North Half (N 1/2) of Section 13, Township 32 South, Range 66 East, M.D.M., Clark County, Nevada, more particularly described as follows:
BEGINNING at the Northwest corner of the North 500.00 feet of the South Half (S 1/2) of the North Half (N 1/2) of said Section 13;
Thence South 1°39’40” West, along the West line of said Section, 500.00 feet to the Southwest corner of said North 500.00 feet of said South Half (S 1/2) of said North Half (N 1/2);
Thence South 89°55’58” East, along the South line thereof, 1723.29 feet to the intersection with the North-South centerline of said Section 13, the TRUE POINT OF BEGINNING;
Thence South 89°55’58” East, along the South line of the North 500.00 feet of said Government Lot 2, a distance of 285.49 feet;
Thence South 19°14’41” West, along the centerline of the existing traveled roadway, 241.33 feet;
Thence South 14°31’26” West, continuing along said centerline of said existing roadway, 204.57 feet to the intersection with the South line of the North 925.00 feet of said Government Lot 2;
Thence North 89°55’20” West, along the South line of said North 925.00 feet of said Government Lot 2, a distance of 163.65 feet to the intersection with the North-South centerline of said Section 13;
Thence North 01°12’40” East, along the North-South centerline of said Section 13, a distance of 426.08 feet to the TRUE POINT OF BEGINNING.
EXCEPTING THEREFROM the South 50.00 feet thereof.
FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded June 22, 1972 in Book 241 as Instrument No. 200215, of Official Records, Clark County, Nevada.
AND FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by those certain Deeds recorded February 7,1989 in Book 890207 as Instrument No. 00388, and August 8, 1989 in Book 890808 as Instrument No. 00521 and 00523, of Official Records, Clark County, Nevada.
Parcel Three (3):
That portion of Government Lot Two (2), lying within the North Half (N 1/2) of Section 13, Township 32 South, Range 66 East, M.D.M., Clark County, Nevada, more particularly described as follows:
Stratosphere II-Deed of Trust

BEGINNING at a point in the North line of Government Lot Two (2) in said Section 13, bearing South 89°55’58” East, 2168.84 feet from the Northwest corner of the North 500.00 feet of the South Half (S 1/2) of the North Half (N 1/2) of said Section 13;
Thence South 89°55’58” East, along said North line of said Government Lot 2, a distance of 782.00 feet to intersection with the East line of said Government Lot 2;
Thence South 2°50’42” West, along said East line, 217.34 feet;
Thence South 8°35’18” West, 317.28 feet;
Thence South 3°50’41” West, 245.71 feet to intersection with the North line of the South 545.00 feet of said Government Lot 2;
Thence North 89°55’20” West, along said North line, 973,78 feet;
Thence North 14°31’26” East, 49.59 feet;
Thence North 19°14’41” East, 770.60 feet to the POINT OF BEGINNING.
EXCEPTING THEREFROM the North 500.00 feet of Government Lot 2.
FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded June 22, 1972 in Book 241 as Instrument No. 200215, of Official Records, Clark County, Nevada.
AND FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by those certain Deeds recorded February 7,1989 in Book 890207 as Instrument No. 00388, and August 8, 1989 in Book 890808 as Instrument No. 00521 and 00523, of Official Records, Clark County, Nevada.
Parcel Four (4):
The North 500.00 feet of Government Lot Two (2) of Section 13, Township 32 South, Range 66 East, M.D.M., Clark County, Nevada, lying Easterly of the West line of Rio Alta Vista Drive as conveyed to the County of Clark by Deed recorded June 22, 1972 as Instrument No. 200215, of Official Records, Clark County, Nevada.
EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded June 22, 1972 in Book 241 as Instrument No. 200215, of Official Records, Clark County, Nevada.
AND FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by those certain Deeds recorded February 7,1989 in Book 890207 as Instrument No. 00388, and August 8, 1989 in Book 890808 as Instrument No. 00521 and 00523, of Official Records, Clark County, Nevada.
Stratosphere II-Deed of Trust

Excepting from Parcels One (1), Two (2), Three (3), and Four (4) the interest in the following portion of said land conveyed to Clark County by deed recorded May 24, 1982 as document no. 1529609, Official Records.
A right of way generally sixty feet (60.00’) wide described as follows:
Commencing at the center quarter corner of Section 13, Township 32 South, Range 66 East, M.D.M., Nevada;
thence South 89°59’51” East along the East-West Quarter Section line, a distance of 59.50 feet to the beginning of a non-tangent curve, concave to the Southeast, having a radius of 1,030 feet;
said beginning of curve being the True Point of Beginning, to which beginning a radial line bears North 82°02’05” West;
thence Northeasterly along said curve through a central angle of 04°29’42”, a distance of 80.81 feet;
thence North 12°27’37” East a distance of 541.94 feet to the beginning of a curve, concave to the Southeast having a radius of 1,730.00 feet;
thence Northeasterly, along said curve, through a central angle of 10°38’58”, a distance of 321.55 feet;
thence North 23°06’35” East, a distance of 283.13 feet to the beginning of a curve, concave to the Northwest, having a radius of 940.00 feet; thence Northeasterly, along said curve through a central angle of 08°51’58”, a distance of 145.46 feet;
thence North 14°14’37” East a distance of 1,201.24 feet;
thence North 13°44’08” East, a distance of 168.89 feet to the North line of Section 13;
thence continuing North 13°44’08” East, a distance of 325.00 feet;
thence South 89°59’24” East, a distance of 61.76 feet;
thence South 13°44’08” West, a distance of 325.00 feet to the North line of Section 13; thence continuing South 13°44’08” West, a distance of 183.72 feet;
thence South 14°14’37” West, a distance of 1,201.60 feet to the beginning of a curve, concave to the Northwest having a radius of 1000 feet;
thence Southwesterly, along said curve, through a central angle of 08°51’58”, a distance of 154.74 feet;
thence South 23°06’35” West, a distance of 283.13 feet to the beginning of a curve, concave to the Southeast, having a radius of 1670.00 feet;
thence Southwesterly, along said curve, through a central angle of 10°38’58”, a distance of 310.40 feet;
thence South 12°27’37” West, a distance of 541.94 feet to the beginning of a curve, concave to the Southeast, having a radius of 970.00 feet;
thence Southwesterly along said curve, through a central angle of 03°59’57”, a distance of 67.70 feet;
thence along a non-tangent line bearing North 89°59’51” West, a distance of 60.62 feet, to the True Point of Beginning.
Assessor’s Parcel Nos.: 264-13-601-001-002
Stratosphere II-Deed of Trust

LEGAL DESCRIPTIONS CONTINUED
ARIZONA CHARLIE’S (DECATUR)
Parcel One (1):
That portion of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 36, Township 20 South, Range 60 East, M.D.M., City of Las Vegas, Clark County, Nevada, described as follows:
Parcel Two (2) and Four (4) as shown by map thereof in File 100 of Parcel Maps, Page 85, in the Office of the County Recorder of Clark County, Nevada.
Assessor’s Parcel No.: 138-36-701-021 & 022
Parcel Two (2):
Lots One (1), Two (2), Three (3), Four (4), Five (5) and the Easterly 20.00 feet of Lot Six (6), in Block One (1) of Charleston Heights Tract No. 1, as shown by map thereof on file in Book 4 of Plats, Page 31, in the Office of the County Recorder of Clark County, Nevada.
Assessor’s Parcel No.: 138-36-712-023
Parcel Three (3):
That portion of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 36, Township 20 South, Range 60 East, M.D.M., City of Las Vegas, Clark County, Nevada, described as follows:
COMMENCING at the Southeast corner of said Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4);
Thence South 89°53’28” West, along the South line thereof, 80.02 feet to the TRUE POINT OF BEGINNING;
Thence continuing South 89°53’28” West, along the South line, 333.49 feet;
Thence North 00°06’32” West, 5.00 feet;
Thence North 89°53’28” East, 121.46 feet to a point of tangency with a curve concave Northwesterly and having a radius of 330.00 feet;
Stratosphere II-Deed of Trust

Thence Northeasterly along said curve, through a central angle of 21°02’22”, an arc distance of 121.18 feet to a point of reverse curvature with a curve concave Southeasterly and having a radius of 270.00 feet, a radial line to said point bears South 21°08’54” East;
Thence Northeasterly along said curve through a central angle of 14°17’41”, an arc distance of 67.36 feet to a point of compound curvature, with a curve concave Southwesterly and having a radius of 35.00 feet, a radial line to said point bears North 06°51’13” West;
Thence Southeasterly along said curve, through a central angle of 95°28’51”, an arc distance of 41.66 feet to a point of tangency;
Thence South 01°22’22” East, 18.86 feet to the TRUE POINT OF BEGINNING.
Assessor’s Parcel No.: 138-36-702-001
Parcel Four (4):
Government Lots Two (2) and Three (3), lying within the Southeast Quarter (SE 1/4) of Section 36, Township 20 South, Range 60 East, M.D.M., City of Las Vegas, Clark County, Nevada.
Assessor’s Parcel No.: 138-36-802-002
Parcel Five (5):
Government Lot One (1), lying within the Southeast Quarter (SE 1/4) of Section 36, Township 20 South, Range 60 East, M.D.M., City of Las Vegas, Clark County, Nevada.
EXCEPTING THEREFROM the East 80.00 feet thereof for road purposes as conveyed to the City of Las Vegas by that certain Deed recorded April 22, 1964 in Book 532 as Instrument No. 428020, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 138-36-802-003
Parcel Six (6): Intentionally omitted.
Parcel Seven (7):
A non-exclusive easement for parking, access, ingress and egress for vehicular and pedestrian traffic as set forth in that certain document entitled “Declaration and Agreement Establishing Protective Covenants, Conditions and Restrictions and Perpetual Grants of Easements”, recorded October 14, 1982 in Book 1633 as Instrument No. 1592792, and further set forth in that certain document entitled “Reciprocal Easement Agreement”, recorded September 28, 1998 in Book 990928 as Instrument No. 01393, of Official Records, Clark County, Nevada.
Stratosphere II-Deed of Trust

LEGAL DESCRIPTIONS CONTINUED
ARIZONA CHARLIE’S BOULDER CASINO (EAST)
Parcel One (1):
That portion of the North Half (N 1/2) of the Northwest Quarter (NW 1/4) of Section 17, Township 21 South, Range 62 East, M.D.M., Clark County, Nevada, being more particularly described as follows:
BEGINNING at the Southeast Corner of the Northeast Quarter (NE 1/4) of the Northwest Quarter (NW 1/4) of said Section 17;
THENCE North 01°24’36” West, 30.00 feet along the East line of the Northwest Quarter (NW 1/4) of said Section 17;
THENCE South 89°56’29” West, 40.00 feet;
THENCE continuing South 89°56’29” West and parallel with and 30.00 feet North of the South line of the Northeast Quarter (NE 1/4) of the Northwest Quarter (NW 1/4) of said Section 17, a distance of 1055.49 feet to the Easterly line of that certain parcel described in deed to Earl H. Greenberg, et ux, recorded July 13, 1967, in Book 809 as Document No. 649613, of Official Records, Clark County, Nevada;
THENCE South 42°27’00” East, along said Easterly line of said Greenberg Parcel, a distance of 40.61 feet to a point on the South line of the Northeast Quarter (NE 1/4) of the Northwest Quarter (NW 1/4) of said Section 17;
THENCE North 89°56’29” East, along said South line, a distance of 1068.82 feet to the POINT OF BEGINNING.
EXCEPTING THEREFROM the East 40.00 feet for road purposes as conveyed to Clark County by Deed recorded November 6, 1995 in Book 951106 as Instrument No. 00803, of Official Records, Clark County, Nevada.
Assessor’s Parcel No.: 161-17-101-019
Parcel Two (2):
That portion of the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of Section 17, Township 21 South, Range 62 East, M.D.M., Clark County, Nevada, more particularly described as follows:
Stratosphere II-Deed of Trust

Parcel Two (2) as shown by map thereof in File 78 of Parcel Maps, Page 92, in the Office of the County Recorder of Clark County, Nevada.
Assessor’s Parcel No.: 161-17-202-002
Parcel Three (3):
That portion of the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of Section 17, Township 21 South, Range 62 East, M.D.M., Clark County, Nevada, more particularly described as follows:
Parcel One (1) as shown by map thereof in File 78 of Parcel Maps, Page 92, in the Office of the County Recorder of Clark County, Nevada.
Assessor’s Parcel No.: 161-17-202-003
Parcel Four (4):
That portion of the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of Section 17, Township 21 South, Range 62 East, M.D.M., Clark County, Nevada, more particularly described as follows:
Parcel Two (2) as shown by map thereof in File 63 of Parcel Maps, Page 29, in the Office of the County Recorder of Clark County, Nevada.
Assessor’s Parcel No.: 161-17-202-004
Stratosphere II-Deed of Trust

EXHIBIT B
Special Nevada Provisions
     The following provisions are incorporated by reference into Section 7.18 of the attached Deed of Trust. If any conflict or inconsistency exists between this Exhibit B and the remainder of the attached Deed of Trust, this Exhibit B shall govern.
          (a) Fixture Filing. This Deed of Trust shall be effective as a Financing Statement filed as a fixture filing from the date of the recording hereof in accordance with Nevada Revised Statutes (NRS) 104.9502. In connection therewith, the addresses of the Grantor as debtor (“Debtor”) and Beneficiary as secured party (“Secured Party”) are as set forth in the first paragraph of page one (1) of this Deed of Trust. The foregoing address of Beneficiary, as the Secured Party, is also the address from which information concerning the security interest may be obtained by any interested party.
(i)	The property subject to this fixture filing is described in clauses (3) and (4) of the definition of “Property” in Section 1.1 of this Deed of Trust.

(ii)	Portions of the property subject to this fixture filing as identified in (i) above are or are to become fixtures related to the real estate described on Exhibits “A” to this Deed of Trust.

(iii)	Secured Party is the Beneficiary.

(iv)	Debtor is the Grantor.

(v)	Debtor’s organizational identification numbers are as follows:

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC

STRATOSPHERE GAMING LLC

AQUARIUS GAMING LLC

ARIZONA CHARLIE’S, LLC

FRESCA, LLC
Stratosphere II-Deed of Trust

W2007 AQUARIUS PROPCO, L.P.

W2007 STRATOSPHERE PROPCO, L.P.

W2007 STRATOSPHERE LAND PROPCO, L.P.

W2007 ARIZONA CHARLIE’S PROPCO, L.P.

W2007 FRESCA PROPCO, L.P.

W2007 ACEP FIRST MEZZANINE A BORROWER, L.P.

W2007 ACEP FIRST MEZZANINE B BORROWER, L.P.
          (b) Incorporation of NRS 107.030 Provisions: The following covenants, Nos. 1, 2 (as set forth in the Indenture), 3,4 (at a variable rate of interest as set forth in the Indenture), 5, 6, 7 (a reasonable amount), 8, and 9 of Nevada Revised Statutes (NRS) 107.030 are hereby adopted and made a part of this Deed of Trust.
Stratosphere II-Deed of Trust